UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)  December 23, 2011
                                            -----------------


                        Commission File Number 333-138989

                            ECOTECH ENERGY GROUP INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                                    98-0479847
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State or other jurisdiction of                     (I.R.S. Employer
incorporation or organization                     Identification No.)

                   500 Fifth Ave, Ste 4100, Seattle, WA 98104
                   ------------------------------------------
               (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: 1 (206) 259-7867



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On December 23, 2011, ecoTECH Energy Group Inc. ("ECTH") through its wholly owned subsidiary company, ecoTech Energy Group (Canada) Inc. ("EEGC"), has entered into a Supply Agreement with Overwaitea Food Group Limited Partnership ("OWFG"), a British Columbia company that operates a grocery business in western Canada under the name "Overwaitea Food Group". Overwaitea Food Group Limited Partnership is a division of the Jim Pattison Group of Companies.

EEGC has developed proprietary biomass energy and fresh food propagation systems and methods, that deliver quality and quantifiable advantages in the sector of fresh vegetable and fresh Fish reproduction, growth, nutrients and grow-environment cleanliness, with no pollution or mutation from artificial, chemical or fossil hydrocarbon fuel-derived pesticides, herbicides or synthetic growth inducements, (commonly called "fertilizers"), utilizing indoor protected hydroponic aquaculture and aquaponics (crossover) "all-natural sustenance" methodologies customized from proven systems.

The purpose of the agreement between EEGC and OWFG, the Western Canadian Grocery Chain, provides that EEGC will provide a continuous supply of high quality Products on a timely basis that meet the buyer's needs and specifications, grown/produced through the Process at EEGC's McBride, British Columbia, facilities, the buyer agrees to purchase such Products from EEGC at the prices agreed to by the parties in this Agreement.

This Agreement shall be effective for a five (5) year term commencing from the commencement date of the delivery of the first delivery of Products by EEGC to OWFG, the Western Canadian Grocery Chain, who shall have the option of renewing this Agreement for up to ten (10) further terms of one (1) year each.

The Agreement provides that the OWFG shall purchase in excess of $61,300,000 of Products from EEGC over the next five (5) year term; on average $12,260,000 per year. The Company expects to begin delivering Products to OWFG in the 2nd quarter of 2013.


                            Section 7 - Regulation FD

Item 7.01  Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On January 3, 2012, ECTH issued a press release. The text of the press release is attached herewith as Exhibit 99.1.

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                  Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

        Exhibit No.                               Description


           10.1                    Agreement, dated December 7, 2011.
           99.1                    Press Release, dated January 3, 2012







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:    January 3, 2011

ECOTECH ENERGY GROUP INC.



By: /s/ Victor Colin Hall
    --------------------------------
Name:  Victor Colin Hall
Title:   Chief Executive Officer




















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